UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2010

BTHC XV, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-52808	20-5456294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Underground Grand Canyon Linyi City, Yishui County, Shandong Province, China 276400
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: +86 539-2553919

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 21, 2010, Shandong Longkong Travel Management Co., Ltd. (“Longkong”), a company organized under the laws of China and an indirect wholly-owned subsidiary of BTHC XV, Inc. (the “Company”), temporarily halted operations at its tourist destination, the Underground Grand Canyon, located in Linyi City, Yishui County, Shandong Province, the People’s Republic of China in order to reconstruct a part of the Underground Grand Canyon during Longkong’s low season, which generally runs from November through March.  The reconstruction is expected to include repairing roads leading to the Underground Grand Canyon, repairing and installing new electric cables and signs, and the completion of the construction of Longkong’s Treasure Hunting Cave entertainment attraction.  The Company anticipates that the reconstruction will be completed by early February 2011 and prior to the beginning of Longkong’s busy season, which begins in April, but there can be no assurance that the reconstruction will be completed on time.  The Company expects to continue operations at the Underground Grand Canyon by April 1, 2011 regardless of whether the reconstruction has been completed, but there can be no assurance that the failure to complete the reconstruction in a timely manner will not have a material adverse effect on the Company’s financial condition or results of operations.

The information contained in this Current Report includes some statements that are not purely historical and that are “forward-looking statements.”  Such forward-looking statements include, but are not limited to, statements regarding the Company’s and the Company’s management’s expectations or beliefs regarding the future, including the Company’s financial condition and results of operations.  The forward-looking statements contained in this Current Report are based on current expectations and beliefs concerning future developments.  There can be no assurance that future developments actually affecting the Company will be those anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including unanticipated delays and costs in completing capital improvements and other risks described in the Company’s filings with the Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

The submission of this Current Report on Form 8-K is not an admission of the materiality to the Company of any information set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTHC XV, INC.

Dated: December 23, 2010	By:	/s/ Zhang Shanjiu
Name: Zhang Shanjiu
Title: Chairman, President and
Chief Executive Officer